Exhibit 99.1

Home BancShares, Inc. Announces Third Quarter Earnings

CONWAY, Ark., Oct. 19, 2006 (PRIMEZONE) -- Home BancShares, Inc. (Nasdaq:HOMB) today announced earnings for the quarter ended September 30, 2006. Net income for the quarter was $4.3 million, a 28.8% increase over net income of $3.3 million for the third quarter of 2005. Diluted earnings per share were $0.25 for the third quarter of 2006 compared to $0.24 for the third quarter of 2005, an increase of 4.2%.

For the nine months ended September 30, 2006, net income totaled $11.4 million, a 45.0% increase over net income of $7.9 million for the first nine months of 2005. Diluted earnings per share for the first nine months of 2006 were $0.74, compared to $0.57 for the comparable period in 2005, an increase of 29.8%.

Because of acquisitions as both a growth and a capital management strategy, cash earnings (net income excluding amortization of intangibles after-tax) are useful in evaluating the Company. Cash diluted earnings per share were $0.26 for the third quarter of 2006 and 2005. Cash diluted earnings per share for the first nine months of 2006 were $0.79, compared to $0.62 for the comparable period in 2005, an increase of 27.4%.

"With annualized loan growth exceeding 17% for the third quarter, we are obviously pleased with our performance," said John W. Allison, Chairman and Chief Executive Officer. "Initially our IPO was expected to be dilutive to earnings per share but the loan growth allowed us to quickly put the proceeds from our IPO to work. As a result, dilutive earnings per share for the third quarter were equal to the earnings of the previous quarter."

Operating Highlights

Net interest income for the third quarter of 2006 increased 22.1% to $16.4 million compared to $13.5 million for the third quarter of 2005. Net interest margin, on a fully taxable equivalent basis, was 3.57% in the quarter just ended compared to 3.38% in the third quarter of 2005, an increase of 19 basis points. The Company's third quarter 2006 net interest margin of 3.57% reflected an increase of five basis points from the second quarter's 3.52%. Competitive pressures and a slightly inverted yield curve have put pressure on the Company's net interest margin. Yet, the Company was able to improve the net interest margin on a linked quarter basis. This improvement was primarily the result of the $47.2 million of net proceeds from the Company's recently completed IPO.

Net interest income for the nine months ended September 30, 2006 increased 34.4% to $46.6 million compared with $34.7 million for the nine months ended September 30, 2005. The Company's net interest margin, on a fully taxable equivalent basis, for the first nine months of 2006 was 3.54%, an increase of 22 basis points from 3.32% in the first nine months of 2005.

Non-interest income for the third quarter of 2006 was $4.7 million compared with $4.5 million for the third quarter of 2005, a 4.5% increase. Non-interest income for the nine months ended September 30, 2006 was $13.7 million compared to $11.7 million for the nine months ended September 30, 2005, a 17.6% increase. The increase in non-interest income is the result of various items including the acquisitions completed during 2005, organic growth, growth in dividends and gain on sale of premises and equipment.

Non-interest expense for the third quarter of 2006 was $14.2 million compared with $12.2 million for the third quarter of 2005, an increase of 16.8%. Non-interest expense for the first nine months of 2006 was $42.0 million compared with $32.2 million for the first nine months of 2005, an increase of 30.4%. The increase in non-interest expense is the result of the acquisitions completed during 2005 combined with continued expansion of the Company.

Financial Condition

Total loans were $1.39 billion at September 30, 2006 compared to $1.19 billion at September 30, 2005, an increase of 17.0%. Total deposits were $1.56 billion at September 30, 2006 compared to $1.48 billion at September 30, 2005, an increase of 4.9%. Total assets were $2.11 billion at September 30, 2006, a 9.39% increase from $1.93 billion at September 30, 2005.

Nonperforming loans as a percent of total loans improved to 0.45% as of September 30, 2006 when compared to 0.66% as of September 30, 2005. Nonperforming assets as a percent of total assets were 0.33% as of September 30, 2006 compared to 0.43% as of September 30, 2005.

The Company's allowance for loan losses increased to $26.0 million at September 30, 2006, or 1.87% of total loans, compared to $23.3 million, or 1.96% of total loans, at September 30, 2005. As of September 30, 2006, the Company's allowance for loan losses equaled 417% of its total nonperforming loans compared to 297% as of September 30, 2005.

Stockholders' equity was $225.6 million at September 30, 2006 compared to $166.6 million at September 30, 2005, an increase of 35.4%. Book value per common share was $13.12 at September 30, 2006 compared to book value per common share with preferred converted to common of $11.72 at September 30, 2005, an 11.9% increase. The increases in stockholders' equity and book value per share were primarily the result of the proceeds from the Company's initial public offering, which was completed on June 22, 2006, and retained earnings during the prior twelve months.

Branch Expansion

During 2006, the Company opened four de novo branch locations plus Arkansas's only mobile branch. These branch locations are located in the Arkansas communities of Searcy and Beebe plus Port Charlotte and Marco Island, Florida. Presently, the Company has three pending Florida de novo branch locations in Key West, Key Largo and Punta Gorda. These locations are scheduled to open in three to six months.

Conference Call

Management will conduct a conference call to review this information at 1:00 p.m. CST (2:00 EST) on Thursday, October 19, 2006. Interested parties can listen to this call by calling 1-877-407-0778 (United States and Canada only) and asking for the Home BancShares conference call. A replay of the call will be available by calling 1-877-660-6853, Account Number: 286, Conference ID: 215496, which will be available until October 27, 2006 at 11:59 p.m. Internet access to the call will be available live or in recorded version on the Company's website at www.homebancshares.com under "Investor Relations" for 12 months.

General

This release contains forward-looking statements regarding the Company's plans, expectations, goals and outlook for the future. Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Home BancShares Inc.'s financial results is included in the Company's Form S-1, as amended, filed with the Securities and Exchange Commission.

Home BancShares, Inc. is a financial holding company, headquartered in Conway, Arkansas, with five wholly-owned bank subsidiaries that provide a broad range of commercial and retail banking and related financial services to businesses, real estate developers and investors, individuals and municipalities. Three of the bank subsidiaries are located in the central Arkansas market area, a fourth serves Stone County in north central Arkansas, and a fifth serves the Florida Keys and southwestern Florida.

                           Home BancShares, Inc.
                  Consolidated End of Period Balance Sheets
                                 (Unaudited)

                                Sep. 30,     Jun. 30,     Mar. 31,
 (In thousands)                   2006         2006         2006
 --------------               -----------  -----------  -----------
             ASSETS
             ------
  Cash and due from banks     $    45,216  $    50,516  $    42,700
  Interest-bearing deposits
   with other banks                   831        1,406        5,323
                              -----------  -----------  -----------
   Cash and cash equivalents       46,047       51,922       48,023
  Federal funds sold               31,081       11,102       19,558
  Investment securities -
   available for sale             509,203      515,063      525,257
  Loans receivable              1,387,279    1,328,351    1,246,146
  Allowance for loan losses       (25,952)     (25,245)     (24,435)
                              -----------  -----------  -----------
   Loans receivable, net        1,361,327    1,303,106    1,221,711
  Bank premises and equipment,
   net                             54,407       52,556       52,376
  Foreclosed assets held for
   sale                               732          611          663
  Cash value of life insurance      7,008        6,954        6,900
  Investments in unconsolidated
   affiliates                      12,609       12,634       12,689
  Accrued interest receivable      13,894       12,587       11,540
  Deferred tax asset, net           9,043       11,903        9,433
  Goodwill                         37,527       37,527       37,527
  Core deposit and other
   intangibles                      9,897       10,336       10,775
  Other assets                     20,723       17,186       14,458
                              -----------  -----------  -----------
   Total assets               $ 2,113,498  $ 2,043,487  $ 1,970,910
                              ===========  ===========  ===========

    LIABILITIES AND STOCKHOLDERS' EQUITY
    ------------------------------------
 Liabilities
  Deposits:
   Demand and non-interest-
    bearing                   $   262,013  $   230,818  $   225,340
    Savings and interest-
     bearing transaction
     accounts                     489,412      531,319      538,860
    Time deposits                 806,108      757,070      743,243
                              -----------  -----------  -----------
     Total deposits             1,557,533    1,519,207    1,507,443
  Federal funds purchased              --       10,005           --
  Securities sold under
   agreements to repurchase       116,339      121,826       98,545
  FHLB and other borrowed
   funds                          157,117      126,319      139,305
  Accrued interest payable
   and other liabilities           12,233       11,069       11,846
  Subordinated debentures          44,686       44,708       44,731
                              -----------  -----------  -----------
    Total liabilities           1,887,908    1,833,134    1,801,870
                              -----------  -----------  -----------

  Stockholders' equity
  Preferred stock A                    --           21           21
  Preferred stock B                    --            2            2
  Common stock                        172          146          121
  Capital surplus                 194,406      187,847      146,638
  Retained earnings                37,496       33,687       30,449
  Accumulated other
   comprehensive loss              (6,484)     (11,350)      (8,191)
  Treasury stock                       --           --           --
                              -----------  -----------  -----------
   Total stockholders' equity     225,590      210,353      169,040
                              -----------  -----------  -----------
   Total liabilities and
    stockholders' equity      $ 2,113,498  $ 2,043,487  $ 1,970,910
                              ===========  ===========  ===========

                                             Dec. 31,     Sep. 30,
                                               2005         2005
                                           -----------  -----------
          ASSETS
          ------

  Cash and due from banks                  $    39,248  $    48,272
  Interest-bearing deposits with other
   banks                                         5,431        6,851
                                           -----------  -----------
   Cash and cash equivalents                    44,679       55,123
  Federal funds sold                             7,055       16,048
  Investment securities - available
   for sale                                    530,302      550,470
  Loans receivable                           1,204,589    1,185,494
  Allowance for loan losses                    (24,175)     (23,252)
                                           -----------  -----------
   Loans receivable, net                     1,180,414    1,162,242
  Bank premises and equipment, net              51,762       50,180
  Foreclosed assets held for sale                  758          435
  Cash value of life insurance                   6,850        6,787
  Investments in unconsolidated affiliates       9,813        9,498
  Accrued interest receivable                   11,158       10,680
  Deferred tax asset, net                        8,821        6,107
  Goodwill                                      37,527       38,448
  Core deposit and other intangibles            11,200       11,693
  Other assets                                  11,152       14,366
                                           -----------  -----------
   Total assets                            $ 1,911,491  $ 1,932,077
                                           ===========  ===========

    LIABILITIES AND STOCKHOLDERS' EQUITY
    ------------------------------------

 Liabilities
  Deposits:
   Demand and non-interest-bearing         $   209,974  $   215,761
   Savings and interest-bearing
    transaction accounts                       512,184      531,891
   Time deposits                               704,950      736,764
                                           -----------  -----------
    Total deposits                           1,427,108    1,484,416
  Federal funds purchased                       44,495           --
  Securities sold under agreements to
   repurchase                                  103,718      105,143
  FHLB and other borrowed funds                117,054      136,346
  Accrued interest payable and other
   liabilities                                   8,504       10,295
  Subordinated debentures                       44,755       29,312
                                           -----------  -----------
   Total liabilities                         1,745,634    1,765,512
                                           -----------  -----------
  Stockholders' equity
  Preferred stock A                                 21           21
  Preferred stock B                                  2            2
  Common stock                                     121          121
  Capital surplus                              146,285      146,368
  Retained earnings                             27,331       24,110
  Accumulated other
   comprehensive loss                           (7,903)      (3,488)
  Treasury stock                                    --         (569)
                                           -----------  -----------
   Total stockholders' equity                  165,857      166,565
                                           -----------  -----------
   Total liabilities and stockholders'
    equity                                 $ 1,911,491  $ 1,932,077
                                           ===========  ===========

                                Home BancShares, Inc.
                          Consolidated Statements of Income
                                     (Unaudited)

                                    Quarter Ended
                     ------------------------------------------------
                     Sep. 30,  Jun. 30,  Mar. 31,  Dec. 31,  Sep. 30,
 (In thousands)        2006      2006      2006      2005      2005
 --------------      --------  --------  --------  --------  --------
 Interest income
  Loans              $ 26,748  $ 24,003  $ 21,842  $ 20,882  $ 18,628
  Investment
   securities
   Taxable              4,738     4,711     4,725     4,612     4,136
   Tax-exempt             883       965       967     1,011       681
  Deposits - other
   banks                   38        24        41        43        29
  Federal funds sold       51       183       159       120       131
                     --------  --------  --------  --------  --------
 Total interest
  income               32,458    29,886    27,734    26,668    23,605
                     --------  --------  --------  --------  --------
 Interest expense

  Interest on
   deposits            12,010    11,144     9,529     8,871     7,624
  Federal funds
   purchased              178       154       304        69       104
  FHLB and other
   borrowed funds       1,825     1,486     1,476     1,358     1,184
  Securities sold
   under agreements
   to repurchase        1,258       994       870       930       717
  Subordinated
   debentures             751       745       749       652       510
                     --------  --------  --------  --------  --------
 Total interest
  expense              16,022    14,523    12,928    11,880    10,139
                     --------  --------  --------  --------  --------

 Net interest income   16,436    15,363    14,806    14,788    13,466
  Provision for loan
   losses                 649       590       484       979       934
                     --------  --------  --------  --------  --------
 Net interest income
  after provision
  for loan losses      15,787    14,773    14,322    13,809    12,532
                     --------  --------  --------  --------  --------
 Non-interest income

  Service charges on
   deposit accounts     2,354     2,263     2,052     2,318     2,247
  Other service
   charges and fees       541       584       611       544       600
  Trust fees              166       169       152       110       109
  Data processing
   fees                   215       215       193       205       201
  Mortgage banking
   income                 435       439       411       441       549
  Insurance
   commissions            153       205       284       143       148
  Income from title
   services               233       282       237       218       247
  Increase in cash
   value of life
   insurance               55        55        51        64        62
  Dividends from
   FHLB, FRB &
   bankers' bank          180       154       106        90        86
  Equity in (loss)
   income of
   unconsolidated
   affiliate              (65)      (32)     (116)     (136)       53
  Gain on sale of
   equity investment       --        --        --        --       465
  Gain on sale of
   SBA loans               --        --        34        --        83
  Gain on sale of
   premises and
   equipment              129        26         2        --        --
  Gain (loss) on
   sale of
   securities, net         --         1        --        --      (386)
  Other income            302       238       384        39        32
                     --------  --------  --------  --------  --------
 Total non-interest
  income                4,698     4,599     4,401     4,036     4,496
                     --------  --------  --------  --------  --------
 Non-interest
  expense

  Salaries and
   employee benefits    7,376     7,399     7,348     6,328     6,549
  Occupancy and
   equipment            2,223     2,123     2,005     2,095     1,815
  Data processing
   expense                651       670       567       569       546
  Other operating
   expenses             3,987     3,951     3,699     3,747     3,276
                     --------  --------  --------  --------  --------
 Total non-interest
  expense              14,237    14,143    13,619    12,739    12,186
                     --------  --------  --------  --------  --------
 Income before taxes    6,248     5,229     5,104     5,106     4,842
  Income tax expense    1,960     1,593     1,588     1,551     1,512
                     --------  --------  --------  --------  --------
 Net income          $  4,288  $  3,636  $  3,516  $  3,555  $  3,330
                     ========  ========  ========  ========  ========

 Nine Months Ended
                                                   Sep. 30,  Sep. 30,
                                                     2006      2005
                                                   --------  --------
 Interest income
  Loans                                            $ 72,593  $ 44,362
  Investment securities
   Taxable                                           14,174    12,491
   Tax-exempt                                         2,815     1,715
  Deposits - other banks                                103        58
  Federal funds sold                                    393       164
                                                   --------  --------
 Total interest income                               90,078    58,790
                                                   --------  --------
 Interest expense
  Interest on deposits                               32,683    18,012
  Federal funds purchased                               636       330
  FHLB and other borrowed funds                       4,787     2,688
  Securities sold under agreements to
   repurchase                                         3,122     1,727
  Subordinated debentures                             2,245     1,365
                                                   --------  --------
 Total interest expense                              43,473    24,122
                                                   --------  --------
 Net interest income                                 46,605    34,668
  Provision for loan losses                           1,723     2,848
                                                   --------  --------
 Net interest income after provision for
  loan losses                                        44,882    31,820
                                                   --------  --------
 Non-interest income
  Service charges on deposit accounts                 6,669     6,001
  Other service charges and fees                      1,736     1,555
  Trust fees                                            487       348
  Data processing fees                                  623       463
  Mortgage banking income                             1,285     1,210
  Insurance commissions                                 642       531
  Income from title services                            752       605
  Increase in cash value of life insurance              161       192
  Dividends from FHLB, FRB & bankers' bank              440       225
  Equity in (loss) income of unconsolidated
   affiliate                                           (213)     (456)
  Gain on sale of equity investment                      --       465
  Gain on sale of SBA loans                              34       529
  Gain on sale of premises and equipment                157       324
  Gain (loss) on sale of securities, net                  1      (539)
  Other income                                          924       198
                                                   --------  --------
 Total non-interest income                           13,698    11,651
                                                   --------  --------
 Non-interest expense
  Salaries and employee benefits                     22,123    17,573
  Occupancy and equipment                             6,351     4,774
  Data processing expense                             1,888     1,422
  Other operating expenses                           11,637     8,427
                                                   --------  --------
 Total non-interest expense                          41,999    32,196
                                                   --------  --------
 Income before taxes                                 16,581    11,275
  Income tax expense                                  5,141     3,384
                                                   --------  --------
 Net income                                        $ 11,440  $  7,891
                                                   ========  ========

                              Home BancShares, Inc.
                          Selected Financial Information
                                   (Unaudited)

                                       Quarter Ended
                         -------------------------------------------
 (Dollars and shares
 in thousands, except    Sep. 30, Jun. 30, Mar. 31, Dec. 31, Sep. 30,
 per share data)           2006     2006     2006     2005     2005
 --------------------    -------  -------  -------  -------  -------
    PER SHARE DATA
    --------------

  Diluted earnings
   per share             $  0.25  $  0.25  $  0.24  $  0.25  $  0.24
  Diluted cash
   earnings per share       0.26     0.27     0.26     0.27     0.26
  Basic earnings per
   share                    0.26     0.28     0.28     0.28     0.27
  Dividends per share
   - common                0.025    0.020    0.020    0.020    0.020
  Book value per
   common share            13.12    12.49    11.68    11.45    11.55
  Book value per
   common share with
   preferred converted
   to common               13.12    12.52    11.83    11.63    11.72
  Tangible book value
   per common share        10.36     9.23     7.70     7.43     7.40
  Tangible book value
   per common share
   with preferred
   converted to common     10.36     9.67     8.45     8.21     8.19

   STOCK INFORMATION
   -----------------

  Average common
   shares outstanding     16,361   12,224   12,123   12,098   11,855
  Average diluted
   shares outstanding     17,291   14,530   14,392   14,330   14,093
  End of period common
   shares outstanding     17,196   14,647   12,129   12,114   12,081
  End of period common
   shares outstanding
   with preferred
   converted to common    17,196   16,807   14,289   14,260   14,211
  Dividends paid on
   preferred stock            49      155      155      153      161

 ANNUALIZED PERFORMANCE RATIOS
 -----------------------------

  Return on average
   assets                   0.83%    0.73%    0.74%    0.74%    0.74%
  Cash return on
   average assets           0.90%    0.81%    0.81%    0.82%    0.81%
  Return on average
   equity                   7.81%    8.56%    8.51%    8.53%    8.20%
  Cash return on
   average tangible
   equity                  10.61%   12.80%   12.86%   13.14%   11.57%
  Efficiency ratio         63.72%   66.74%   66.68%   63.46%   63.90%
  Net interest margin
   - FTE                    3.57%    3.52%    3.53%    3.48%    3.38%
  Fully taxable
   equivalent
   adjustment                521      572      583      559      494

 RECONCILIATION OF CASH EARNINGS
 -------------------------------

  GAAP net income          4,288    3,636    3,516    3,555    3,330

  Intangible
   amortization
   after-tax                 267      267      258      276      241
                         -------  -------  -------  -------  -------
  Cash earnings            4,555    3,903    3,774    3,831    3,571
                         =======  =======  =======  =======  =======

  GAAP diluted
   earnings per share       0.25     0.25     0.24     0.25     0.24
  Intangible
   amortization
   after-tax                0.01     0.02     0.02     0.02     0.02
                         -------  -------  -------  -------  -------
  Diluted cash
   earnings per share       0.26     0.27     0.26     0.27     0.26
                         =======  =======  =======  =======  =======

 OTHER OPERATING EXPENSES
 ------------------------

  Advertising            $   568  $   612  $   558  $   582  $   490
  Amortization of
   intangibles               439      439      425      438      392
  ATM expense                152      160      118      114      104
  Directors' fees            203      202      204      182      136
  Due from bank
   service charges            91       84       70       70       68
  FDIC and state
   assessment                142      127      125      146      112
  Insurance                  285      233      223      132      129
  Legal and accounting       191      274      282      177      323
  Other professional
   fees                      204      149      134      230       81
  Operating supplies         202      253      229      243      189
  Postage                    171      166      163      173      140
  Telephone                  251      284      220      216      182
  Other expense            1,088      968      948    1,044      930
                         -------  -------  -------  -------  -------

   Total other
    operating
    expenses             $ 3,987  $ 3,951  $ 3,699  $ 3,747  $ 3,276
                         =======  =======  =======  =======  =======

                                                    Nine Months Ended
                                                    -----------------
                                                    Sep. 30, Sep. 30,
                                                      2006     2005
                                                    -------  -------

      PER SHARE DATA
      --------------

  Diluted earnings per share                        $  0.74  $  0.57
  Diluted cash earnings per share                      0.79     0.62
  Basic earnings per share                             0.82     0.64
  Dividends per share - common                        0.065    0.050
  Book value per common share                         13.12    11.55
  Book value per common share with
  preferred converted to common                       13.12    11.72
  Tangible book value per common share                10.36     7.40
  Tangible book value per common share with
  preferred converted to common                       10.36     8.19

     STOCK INFORMATION
     -----------------
  Average common shares outstanding                  13,585   11,782
  Average diluted shares outstanding                 15,415   14,016
  End of period common shares outstanding            17,196   12,081
  End of period common shares outstanding with
   preferred converted to common                     17,196   14,211
  Dividends paid on preferred stock                     359      421

   ANNUALIZED PERFORMANCE RATIOS
   -----------------------------
  Return on average assets                             0.77%    0.67%
  Cash return on average assets                        0.84%    0.74%
  Return on average equity                             8.25%    6.81%
  Cash return on average tangible equity              11.90%    9.21%
  Efficiency ratio                                    65.66%   65.55%
  Net interest margin - FTE                            3.54%    3.32%
  Fully taxable equivalent adjustment                 1,676    1,231

   RECONCILIATION OF CASH EARNINGS
   -------------------------------
  GAAP net income                                    11,440    7,891

  Intangible amortization after-tax                     792      615
                                                    -------  -------
  Cash earnings                                      12,232    8,506
                                                    =======  =======

  GAAP diluted earnings per share                      0.74     0.57
  Intangible amortization after-tax                    0.05     0.05
                                                    -------  -------
  Diluted cash earnings per share                      0.79     0.62
                                                    =======  =======

     OTHER OPERATING EXPENSES
     ------------------------
  Advertising                                       $ 1,738  $ 1,485
  Amortization of intangibles                         1,303    1,028
  ATM expense                                           430      313
  Directors' fees                                       609      323
  Due from bank service charges                         245      214
  FDIC and state assessment                             394      357
  Insurance                                             741      372
  Legal and accounting                                  747      764
  Other professional fees                               487      304
  Operating supplies                                    684      502
  Postage                                               500      407
  Telephone                                             755      453
  Other expense                                       3,004    1,905
                                                    -------  -------

   Total other operating expenses                   $11,637  $ 8,427
                                                    =======  =======

                             Home BancShares, Inc.
                        Selected Financial Information
                                 (Unaudited)

                                  Sep. 30,    Jun. 30,    Mar. 31,
 (Dollars in thousands)             2006        2006        2006
 ----------------------          ----------  ----------  ----------
       LOAN BALANCES
       -------------

  Real estate
   Commercial real estate loans
    Non-farm/non-residential     $  454,227  $  424,645  $  422,618
    Construction/land development   394,036     379,820     331,532
    Agricultural                     11,598      12,805      13,197
   Residential real estate loans
    Residential 1-4 family          228,347     226,129     220,273
    Multifamily residential          34,527      35,017      36,425
                                 ----------  ----------  ----------
  Total real estate               1,122,735   1,078,416   1,024,045
  Consumer                           43,716      41,920      39,599
  Commercial and industrial         181,673     173,715     166,025
  Agricultural                       26,439      22,665       8,287
  Other                              12,716      11,635       8,190
                                 ----------  ----------  ----------
   Total loans receivable before
    allowance for loan losses     1,387,279   1,328,351   1,246,146
  Allowance for loan losses          25,952      25,245      24,435
                                 ----------  ----------  ----------
  Total loans receivable, net    $1,361,327  $1,303,106  $1,221,711
                                 ==========  ==========  ==========

  Loans to deposits                   89.07%      87.44%      82.67%

   ALLOWANCE FOR LOAN LOSSES
   -------------------------

  Balance, beginning of period   $   25,245  $   24,435  $   24,175
  Loans charged off                     210         289         486
  Recoveries of loans previously
   charged off                          268         509         262
                                 ----------  ----------  ----------
   Net (recoveries) loans
    charged off                         (58)       (220)        224
  Allowance for loan losses of
   acquired institutions                 --          --          --
  Provision for loan losses             649         590         484
                                 ----------  ----------  ----------
  Balance, end of period         $   25,952  $   25,245  $   24,435
                                 ==========  ==========  ==========

  Net (recoveries) charge-offs
   to average loans                   -0.02%      -0.07%       0.07%
  Allowance for loan losses to
   total loans                         1.87%       1.90%       1.96%

    NON-PERFORMING ASSETS
    ---------------------

  Non-performing loans

   Non-accrual loans             $    5,347  $    6,697  $    7,824
   Loans past due 90 days or more       879       1,208         411
                                 ----------  ----------  ----------
    Total non-performing loans        6,226       7,905       8,235
                                 ----------  ----------  ----------
  Other non-performing assets
   Foreclosed assets held for sale      732         611         663
   Other non-performing assets           15          --           4
                                 ----------  ----------  ----------
    Total other non-performing
     assets                             747         611         667
                                 ----------  ----------  ----------
    Total non-performing assets  $    6,973  $    8,516  $    8,902
                                 ==========  ==========  ==========

  Allowance for loan losses to
   non-performing loans              416.83%     319.35%     296.72%
  Non-performing loans to total
   loans                               0.45%       0.60%       0.66%
  Non-performing assets to total
   assets                              0.33%       0.42%       0.45%

                                              Dec. 31,    Sep. 30,
                                                2005        2005
                                             ----------  ----------
       LOAN BALANCES
       -------------

  Real estate
   Commercial real estate loans
    Non-farm/non-residential                 $  411,839  $  401,292
    Construction/land development               291,515     281,942
    Agricultural                                 13,112      14,022
   Residential real estate loans
    Residential 1-4 family                      221,831     225,849
    Multifamily residential                      34,939      27,512
                                             ----------  ----------
  Total real estate                             973,236     950,617
  Consumer                                       39,447      39,316
  Commercial and industrial                     175,396     168,672
  Agricultural                                    8,466      19,077
  Other                                           8,044       7,812
                                             ----------  ----------
   Total loans receivable before allowance
    for loan losses                           1,204,589   1,185,494
  Allowance for loan losses                      24,175      23,252
                                             ----------  ----------
  Total loans receivable, net                $1,180,414  $1,162,242
                                             ==========  ==========

  Loans to deposits                               84.41%      79.86%

     ALLOWANCE FOR LOAN LOSSES
     -------------------------

  Balance, beginning of period               $   23,252  $   24,827
  Loans charged off                                 504       3,324
  Recoveries of loans previously charged off        448         155
                                             ----------  ----------
   Net (recoveries) loans charged off                56       3,169
  Allowance for loan losses of acquired
   institutions                                      --         660
  Provision for loan losses                         979         934
                                             ----------  ----------
  Balance, end of period                     $   24,175  $   23,252
                                             ==========  ==========

  Net (recoveries) charge-offs to average
   loans                                           0.02%       1.12%
  Allowance for loan losses to total loans         2.01%       1.96%

       NON-PERFORMING ASSETS
       ----------------------

  Non-performing loans

   Non-accrual loans                         $    7,864  $    7,664
   Loans past due 90 days or more                   426         169
                                             ----------  ----------
    Total non-performing loans                    8,290       7,833
                                             ----------  ----------
  Other non-performing assets
   Foreclosed assets held for sale                  758         435
   Other non-performing assets                       11          35
                                             ----------  ----------
    Total other non-performing assets               769         470
                                             ----------  ----------
    Total non-performing assets              $    9,059  $    8,303
                                             ==========  ==========

  Allowance for loan losses to non-
   performing loans                              291.62%     296.85%
  Non-performing loans to total loans              0.69%       0.66%
  Non-performing assets to total assets            0.47%       0.43%

                           Home BancShares, Inc.
                     Consolidated Net Interest Margin
                               (Unaudited)

                                         Three Months Ended
                                 ----------------------------------
                                         September 30, 2006
                                 ----------------------------------
                                   Average     Income/     Yield/
 (Dollars in thousands)            Balance     Expense      Rate
 ----------------------          ----------  ----------  ----------

            ASSETS
            ------
 Earning assets
  Interest-bearing balances due
   from banks                    $    2,927  $       38     5.15%
  Federal funds sold                  3,887          51     5.21%
  Investment securities -
   taxable                          418,753       4,738     4.49%
  Investment securities -
   non-taxable - FTE                 91,931       1,361     5.87%
  Loans receivable - FTE          1,364,587      26,791     7.79%
                                 ----------  ----------
   Total interest-earning assets  1,882,085      32,979     6.95%
                                             ----------
  Non-earning assets                177,846
                                 ----------
   Total assets                  $2,059,931
                                 ==========

 LIABILITIES AND SHAREHOLDERS' EQUITY
 ------------------------------------

 Liabilities
  Interest-bearing liabilities

   Interest-bearing transaction
    and savings deposits         $  473,482  $    3,358     2.81%
   Time deposits                    769,271       8,652     4.46%
                                 ----------  ----------
    Total interest-bearing
     deposits                     1,242,753      12,010     3.83%
  Federal funds purchased            13,232         178     5.34%
  Securities sold under agreement
   to repurchase                    118,796       1,258     4.20%
  FHLB and other borrowed funds     153,921       1,825     4.70%
  Subordinated debentures            44,699         751     6.67%
                                 ----------  ----------
   Total interest-bearing
    liabilities                   1,573,401      16,022     4.04%
                                             ----------
  Non-interest bearing
   liabilities
   Non-interest-bearing deposits    256,407
   Other liabilities                 12,179
                                 ----------
    Total liabilities             1,841,987
 Shareholders' equity               217,944
                                 ----------
   Total liabilities and
    shareholders' equity         $2,059,931
                                 ==========
 Net interest spread                                        2.91%
 Net interest income and margin
  - FTE                                      $   16,957     3.57%
                                             ==========

                                         Three Months Ended
                                 ----------------------------------
                                            June 30, 2006
                                 ----------------------------------
                                   Average     Income/     Yield/
                                   Balance     Expense      Rate
                                 ----------  ----------  ----------

            ASSETS
            ------
  Earning assets

   Interest-bearing balances due
    from banks                   $    2,125  $       24     4.53%
   Federal funds sold                14,823         183     4.95%
   Investment securities -
    taxable                         430,923       4,711     4.38%
   Investment securities -
    non-taxable - FTE                91,979       1,496     6.52%
   Loans receivable - FTE         1,277,789      24,044     7.55%
                                 ----------  ----------
    Total interest-earning assets 1,817,639      30,458     6.72%
                                             ----------
   Non-earning assets               174,109
                                 ----------
    Total assets                 $1,991,748
                                 ==========

 LIABILITIES AND SHAREHOLDERS' EQUITY
 ------------------------------------

  Liabilities
   Interest-bearing liabilities

    Interest-bearing transaction
     and savings deposits        $  535,077  $    3,226     2.42%
    Time deposits                   758,249       7,918     4.19%
                                 ----------  ----------
     Total interest-bearing
      deposits                    1,293,326      11,144     3.46%
   Federal funds purchased           11,992         154     5.15%
   Securities sold under agreement
    to repurchase                   105,040         994     3.80%
   FHLB and other borrowed funds    134,088       1,486     4.45%
   Subordinated debentures           44,722         745     6.68%
                                 ----------  ----------
    Total interest-bearing
     liabilities                  1,589,168      14,523     3.67%
                                             ----------
   Non-interest bearing
    liabilities
    Non-interest-bearing deposits   221,723
    Other liabilities                10,443
                                 ----------
     Total liabilities            1,821,334
  Shareholders' equity              170,414
                                 ----------
    Total liabilities and
     shareholders' equity        $1,991,748
                                 ==========
  Net interest spread                                       3.05%
  Net interest income and margin
   - FTE                                     $   15,935     3.52%
                                             ==========

                          Home BancShares, Inc.
                     Consolidated Net Interest Margin
                              (Unaudited)

                                             Nine Months Ended
                                    ----------------------------------
                                            September 30, 2006
                                    ----------------------------------
                                     Average      Income/     Yield/
 (Dollars in thousands)              Balance      Expense      Rate
 ----------------------             ----------  ----------  ----------

          ASSETS
          ------

  Earning assets

   Interest-bearing balances due
    from banks                      $    2,916  $      103       4.72%
   Federal funds sold                   11,062         393       4.75%
   Investment securities - taxable     426,549      14,174       4.44%
   Investment securities -
    non-taxable - FTE                   92,179       4,367       6.33%
   Loans receivable - FTE            1,289,594      72,717       7.54%
                                    ----------  ----------
    Total interest-earning assets    1,822,300      91,754       6.73%
                                                ----------
   Non-earning assets                  173,821
                                    ----------
    Total assets                    $1,996,121
                                    ==========

 LIABILITIES AND SHAREHOLDERS' EQUITY
 ------------------------------------

  Liabilities
   Interest-bearing liabilities

    Interest-bearing transaction
     and savings deposits           $  488,386  $    9,323       2.55%
    Time deposits                      747,782      23,360       4.18%
                                    ----------  ----------
     Total interest-bearing
      deposits                       1,236,168      32,683       3.53%
  Federal funds purchased               17,221         636       4.94%
  Securities sold under agreement
   to repurchase                       107,798       3,122       3.87%
  FHLB and other borrowed funds        141,994       4,787       4.51%
  Subordinated debentures               44,722       2,245       6.71%
                                    ----------  ----------
   Total interest-bearing
    liabilities                      1,547,903      43,473       3.75%
                                                ----------
  Non-interest bearing liabilities
   Non-interest-bearing deposits       251,823
   Other liabilities                    10,903
                                    ----------
    Total liabilities                1,810,629
  Shareholders' equity                 185,492
                                    ----------
   Total liabilities and
    shareholders' equity            $1,996,121
                                    ==========
  Net interest spread                                            2.98%
  Net interest income and margin
   - FTE                                        $   48,281       3.54%
                                                ==========

                                             Nine Months Ended
                                    ----------------------------------
                                            September 30, 2005
                                    ----------------------------------
                                     Average      Income/     Yield/
                                     Balance      Expense      Rate
                                    ----------  ----------  ----------

          ASSETS
          ------

 Earning assets

  Interest-bearing balances due
   from banks                       $    2,741  $       58       2.83%
  Federal funds sold                     6,722         164       3.26%
  Investment securities - taxable      445,178      12,491       3.75%
  Investment securities -
   non-taxable - FTE                    52,848       2,799       7.08%
  Loans receivable - FTE               936,917      44,509       6.35%
                                    ----------  ----------
   Total interest-earning assets     1,444,406      60,021       5.56%
                                                ----------
  Non-earning assets                   129,014
                                    ----------
   Total assets                     $1,573,420
                                    ==========

 LIABILITIES AND SHAREHOLDERS' EQUITY
 ------------------------------------

 Liabilities
  Interest-bearing liabilities

   Interest-bearing transaction and
    savings deposits                $  423,787  $    5,502       1.74%
   Time deposits                       590,111      12,510       2.83%
                                    ----------  ----------
    Total interest-bearing deposits  1,013,898      18,012       2.38%
  Federal funds purchased               14,496         330       3.04%
  Securities sold under agreement
   to repurchase                        78,441       1,727       2.94%
  FHLB and other borrowed funds        104,787       2,688       3.43%
  Subordinated debentures               26,497       1,365       6.89%
                                    ----------  ----------
   Total interest-bearing
    liabilities                      1,238,119      24,122       2.60%
                                                ----------
  Non-interest bearing liabilities
   Non-interest-bearing deposits       166,458
   Other liabilities                    13,952
                                    ----------
    Total liabilities                1,418,529
 Shareholders' equity                  154,891
                                    ----------
   Total liabilities and
    shareholders' equity            $1,573,420
                                    ==========
 Net interest spread                                             2.96%
 Net interest income and margin
  - FTE                                         $   35,899       3.32%
                                                ==========

CONTACT:  Home BancShares, Inc.
          Brian S. Davis, Director of Financial Reporting
          (501) 328-4770